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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2008

Madison Mosaic Equity Trust

  Investors Fund
  Balanced Fund
  Mid-Cap Fund
  Foresight Fund

Madison Mosaic Funds
(Madison Mosaic Logo)
www.mosaicfunds.com

Contents

Portfolio Manager Review
Review of Period	1
Market in Review	1
Outlook	1
Interview with lead equity manager Jay Sekelsky	2
Investors Fund	2
Balanced Fund	4
Disciplined Equity Fund	6
Mid-Cap Fund	7
Portfolio of Investments
Investors Fund	10
Balanced Fund	11
Disciplined Equity Fund	13
Mid-Cap Fund	15
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22

Madison Mosaic Equity Trust June 30, 2008

Portfolio Manager Review

Review of Period

The six-month period ended June 30, 2008 showed losses for all the funds in the face of broad declines in the stock market. Our primary benchmark indices were down sharply, with the large-cap S&P 500 falling -11.91% and the Russell Midcap(R) Index dropping -7.57%. Mosaic Investors was down -11.82% for the six-month period, while Mosaic Midcap fell -13.21%. Mosaic Balanced, helped by a positive return for intermediate bonds over the period, slipped -6.96%, while the all-sector Diversified Equity Fund also lost ground, but beat its S&P 500 benchmark with a -9.94% return.

Market in Review

The general trend for stocks during the first half of 2008 was illustrated by the fate of the widely watched Dow Jones Industrial Average. The index hit its high for this six-month period on the first day of trading in 2008, and its closing low for the first half of the year was on June 27th. For many Americans this may have felt like a straight-line decline, since that’s the path of consumer confidence, which sunk steadily to hit a 15-year low by the end of the period. In actuality, the stock market had a major rally during the period, with the S&P 500 rising double-digits between March 10 to May 19, before dropping 10% to end the period.

The source of this high volatility could be pinned to three key problem areas: high commodity prices, with gasoline leading the way; the continuing distress in the housing market; and the related progress of the already well-established credit crisis. The market sunk in March as one of the nation’s largest investment banks stumbled into what looked like dissolution, until the Federal Reserve and J.P. Morgan worked out a rescue. This gave hope to many that the credit crisis might have bottomed, but the subsequent rally rolled over in June in the face of surging oil prices, concerns over inflation, and a recognition that credit problems would continue to emerge. Higher energy and ramping inflation at a time when the economy was slowing brought the term “stagflation” back into circulation. Stagflation is generally a poor environment for stock investors.

The stock decline was broad, hitting domestic stocks of all sizes and even extending to international markets, with the broad international indices also showing double-digit losses. Within the stocks of the S&P 500, only the Energy Sector showed significant upside for the period, as it rose 8.1% for the period. The Materials Sector was up fractionally, while every other S&P sector was down, with the Financial Sector dropping -30.9% and Consumer Discretionary down -13.9%.

Outlook

As is usually the case in volatile markets, the market was rife with conflicting signals. On the negative side was a weak economy and declining corporate profits. On the positive side, valuations of many high-quality companies reached levels we haven’t seen in years and interest rates remained low. The slide in consumer confidence and cash flows out of stock funds were both potential contrary-indicators, suggesting that the market might be oversold. By the end of the period, we were more positive about the prospects of our stock portfolios than we have been for a number of reports, with the recognition that the realization of these prospects may take time.

Madison Mosaic Equity Trust 1

Portfolio Manager Review (continued)

Interview with lead equity manager Jay Sekelsky

(photograph of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust for the first six months of 2008?

We’ve just completed one of those rare six-month periods where every broad market index suffered significant losses—small to large, domestic and international. Within the domestic market, the only sector with a substantial gain was energy. As you can see from the results of Mosaic Diversified Equity, which has broad sector diversification, our stock-picking was solid, and we outperformed our S&P 500 benchmark in that fund. With Mosaic Investors, which had no direct energy exposure during the period, we had a lot of ground to make up through stock selection, and we managed to do just that, just beating the return of the overall market as measured by the S&P 500 for the period. In Mid-Cap, however, the market’s positive concentration in the Materials and Energy Sectors was just too great a hurdle, and the fund was not able to keep up with its benchmark for the period. All in all, it was a mixed showing and, in relative terms, not as bad as we’d have expected given that the market’s positive territory was limited to the Materials and Energy Sectors. But no one enjoys seeing values deteriorate and it was emotionally, if not quite statistically, as discouraging a bear market as we can remember. On the bright side, my colleague, Rich Eisinger, is fond of pointing out that stock pickers should love a broad bear market, because sellers tend to punish the good companies along with the troubled ones. We have been actively upgrading our portfolios and have every expectation that our long-term investors will find rewards going forward.

MADISON MOSAIC INVESTORS

How did the fund perform for the first six months of 2008?

Mosaic Investors lost -11.82% for the period ended June 30, 2008. This return was slightly better than the return of the S&P 500, which dipped -11.91%. The fund trailed its peer group, represented by the Lipper Large-Cap Core Index, which fell -10.79%. This discrepancy was largely due to sector allocation and specifically, the positive performance of large-cap energy companies. The S&P 500 Energy Sector advanced 8.1% for the period, while Investors had no direct energy exposure over the period, reflecting our long-held investment discipline which tends to avoid companies in traditionally cyclical industries. We believe the relative strength in the energy sector is unlikely to continue in the months ahead.

Have you made any significant changes to the portfolio since December 31, 2007?

Sector allocation was relatively stable through the six-month period. In light of the continued credit problems, we did trim our financial holdings over the past few quarters, bringing them at mid-period to the lightest allocation we’ve had in many years. During the later half of the second quarter

2 Semi-annual Report • June 30, 2008

Portfolio Manager Review (continued)

of 2008 we added slightly to our financial allocation as we were able to buy what we feel were some of the highest quality financial names at historically low valuations, even as we navigated away from companies with significant credit risks.

A main objective of the trading we’ve done recently has been to upgrade the portfolio. We often have a wish list of companies that we believe are industry leaders, but whose valuation has been outside of our comfort zone. Broad market declines can bring these valuations down to attractive levels. For instance, we bought American Express and sold Capital One, which we felt was a step up in quality within the credit card industry. Another example was the sale of Citigroup and the purchase of State Street, which allowed us to add a company with great diversification, a significant international position and relatively less credit exposure, which has been the chief cause of damage within the finance sector. Late in the quarter we added specialty insurer Markel, a company we’ve admired for some time, and which we have previously held to great benefit to our shareholders. Once again, the story was a market punishing all financial companies, bringing Markel into an attractive buying range.

We sold two technology holdings for a favorite reason: we felt full valuation had been reached. We sold Yahoo! in February following Microsoft’s offer to purchase the company, and we sold Linear Technology in May. In the Health Care Sector we sold Pharmaceutical Product Development after a significant gain, and bought shares of Quest Diagnostics, the domestic leader in diagnostic laboratory testing, information and services.

What holdings were the strongest contributors to fund performance?

In a down market like we’ve witnessed this period, strong performance is often a relative matter. For instance, the Financial Sector took a real beating, with the S&P Financials down more than 30%. Our financial stocks were down, but our emphasis on insurance companies was a plus, and this was our strongest relative sector. We also had relative positives from our Consumer Discretionary and Technology holdings. On an individual stock basis, we had our best result from Yahoo!, which we sold following Microsoft’s takeover bid, followed by Comcast, Novartis, and Linear Technology. Overall our stock picking had to be exceptionally strong to overcome the significant sector allocation headwinds.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2008
FOR MADISON MOSAIC INVESTORS

% of net assets
Cisco Systems Inc.	4.74%
Microsoft Corp.	4.63%
Medtronic Inc.	4.14%
Walgreen Co.	4.05%
General Electric Co.	3.99%
Novartis AG - ADR	3.81%
Comcast Corp. Special-CL A	3.75%
3M Company	3.57%
Target Corp.	3.49%
The Coca-Cola Co.	3.26%

Madison Mosaic Equity Trust 3

Portfolio Manager Review (continued)

What holdings were the largest constraints on performance?

As we’ve discussed in our overview, the market over the first half of 2008 showed a huge disparity between the one strong sector, energy, and all the others. As a result, our largest detractor was our lack of Energy exposure and, to a lesser extent, our lack of exposure to the Materials and Utilities Sectors.

Individual stocks which disappointed included UnitedHealth Group, Inc, which saw revenues slide and Best Buy, which suffered from the overall economic slowdown and investor concerns over the future of consumer spending.

What is your outlook for the remainder of 2008 and beyond?

We see a lot of clouds over the economy, but our outlook is cautiously optimistic. I feel better about the prospects of our individual holdings than I have for some time. The biggest barrier to our performance over the past period and few years has been sector related and these trends tend to be cyclical. If we have some sort of reversion to the mean in energy and materials and a market that begins to seek high-quality holdings, we could have very strong relative performance.

MADISON MOSAIC BALANCED

How did the Fund perform for the six-month period?

Mosaic Balanced fell -6.96% for the six months, with positive results from the bond holdings dampened by negative returns from stocks. As with our Investors Fund, we did fight the headwind of having no holdings in the top-performing Energy Sector. Over the course of the six months the Fund outperformed the Lipper Mixed Asset Allocation Growth Index, which showed a return of -7.32%.

4 Semi-annual Report • June 30, 2008

Portfolio Manager Review (continued)

Have you made any significant changes to the portfolio since December 31, 2007?

The stock holdings of Balanced mirror the holdings of Mosaic Investors as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 60.2% stocks and finished the period with 61.3% in stocks. On the bond side, we have been gradually increasing corporate bonds and reducing Treasuries, based on our assessment of relative values. We have also decreased the duration of the bonds slightly, from 3.31years at the beginning of the period to 3.21 years at the end.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS
OF JUNE 30, 2008 FOR MADISON MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (61.3% of net assets in stocks)
Cisco Systems Inc.	3.01%
Microsoft Corp.	2.83%
Medtronic Inc.	2.64%
General Electric Co.	2.54%
Comcast Corp. Special-CL A	2.40%

% of net assets
Top Five Fixed Income Holdings (35.9% of net assets in fixed income)
US Treasury Note, 5.125%, 6/30/11	4.10%
Fannie Mae, 3.25%, 8/15/08	2.41%
Fannie Mae, 6.625%, 11/15/10	1.73%
Fed Home Loan Bank, 4.375%, 9/17/10	1.64%
Comcast Cable, 6.2%, 11/15/08	1.61%

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were negative for the period as the stock market showed broad declines. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Our bond holdings were positive for the period, benefiting from our position in the intermediate range of the bond curve. Our Treasury positions benefited from a flight to quality, while we actively reallocated towards high-quality corporate bonds as the period progressed, taking advantage of what we felt were exceptional valuations.

Madison Mosaic Equity Trust 5

Portfolio Manager Review (continued)

MADISON MOSAIC DISCIPLINED EQUITY

How would you characterize the performance of Disciplined Equity for the period?

While we handily beat our S&P 500 benchmark, which lost -11.91% for the six months, we take no pleasure in reporting a -9.94% decrease in the fund’s value. The fund also was ahead of its peer group, represented by the Lipper Large-Cap Core Index, which fell -10.79%.

Have you made any significant changes to the portfolio since December 31, 2007?

As shareholders are aware, we changed the name of the fund during this period from Foresight to Disciplined Equity, to better reflect the fund’s all-sector, fully-invested strategy. The fund’s equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. The volatility in the market over the six months of 2008 was one which generated fairly heavy trading for us.

As with our other portfolios, we looked at the broad market decline as an opportunity to add great companies at reasonable valuations. For instance, we sold Citigroup and Capital One, over concerns of lingering credit problems, and purchased State Street, which we felt exhibited stronger domestic and international business fundamentals. Among our other notable additions were Marshall & Ilsley, Millipore Corporation, National Grid PLC, Quest Diagnostics, Unilever, Valero Energy and Valspar Corporation. We sold ATP Oil & Gas, Affiliated Managers Group, Genzyme, Linear Technology, O’Reilly Automative, Pepsico, Pharmaceutical Product Development, Synovus, Total System Services, Unit Corporation and Yahoo! Inc.

What holdings had the largest impact on this period’s performance?

Energy was by far the strongest sector in the market over the first six months of 2008, with Materials the only other sector posting a gain, and just a slight one, for the period. Although we lagged the S&P 500’s Energy Sector’s returns, we did have a net positive from our energy holdings, led by Unit Corporation, which we sold in April, feeling that valuation was full. Every other sector in the portfolio, other than our cash holdings, were negative for the period. However, on a relative basis, we had positive stock selection from our financial stocks, followed by health care, consumer discretionary and industrials. Most of our relative outperformance to our benchmark came from the positive impact of cash in a declining market and our financial picks. In terms of individual stocks, we had our best results from Yahoo!, which we sold following Microsoft’s buyout offer, while UnitedHealth Group was the largest negative in the portfolio.

6 Semi-annual Report • June 30, 2008

Portfolio Manager Review (continued)

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2008
FOR MADISON MOSAIC DISCIPLINED EQUITY

% of net assets
Exxon Mobil Corp.	4.32%
ConocoPhillips Inc.	3.83%
Cisco Systems Inc.	3.50%
General Electric Co.	3.13%
Microsoft Corp.	3.03%
Chevron Corp.	2.96%
Medtronic Inc.	2.77%
Schlumberger Limited	2.75%
Integrys Energy Group	2.62%
Google Inc.-CL A	2.31%

MADISON MOSAIC MID-CAP

An interview with Rich Eisinger, co-manager of Madison Mosaic Mid-Cap.

(photograph of Rich Eisinger)

How would you characterize the performance of Mosaic Mid-Cap so far in 2008?

I am disappointed with the performance thus far this year. Mosaic Mid-Cap had a negative return of -13.21% for the first half of 2008 compared to the Russell Midcap(R) Index, which fell – 7.57%. When we look at attribution for the second quarter in particular, sector allocation was more detractive from performance than I can ever remember during my tenure as portfolio manager. The top-performing sectors within our benchmark were the Energy Sector, which was up 35% for the quarter, followed by the Materials and Utility Sectors. We have little exposure to these areas. On the flip side, the two worst sectors in the index were Consumer Discretionary and Financials, respectively, two areas where we have traditionally had significant exposure. Not coincidentally, these two sectors are where we are finding significant value today. We believe the patient, selective investor will ultimately be rewarded in these areas as some very high-quality companies are on sale.

Did you make any significant changes to the portfolio since December 31, 2007?

As much as we share the disappointment of lost shareholder value, there is a flip side to market declines. As stock pickers we get

Madison Mosaic Equity Trust 7

Portfolio Manager Review (continued)

excited at the opportunities a broad market decline presents. As a result, we were fairly active traders during the first half of 2008. We established a position in Brown-Forman Corporation, the maker of Jack Daniels whiskey and other leading spirits brands. Brown-Forman now derives half of its revenue from international markets and the prospects for continued global expansion for its brands are promising.

Covanta is a new purchase with bright prospects for continued growth. The company converts waste to energy and should benefit from the push to make alternative energy more mainstream as traditional energy prices are high. Another purchase near the end of the period was Leucadia, which is a diversified financial concern run by Joseph Steinberg and Ian Cumming. We’ve admired their business acumen for years, and were pleased to be able to add the company at what we felt was a reasonable valuation. Leucadia has interests in a variety of businesses including an Australian iron ore mining company, Idaho timber, investment banking, California wineries and gaming.

Inconsistent results and disappointment in management led to the sale of Patterson Companies in May. We sold two companies during the period which we continue to admire: Expeditors International was bought and sold during the first half of the year. Expeditors, a company we owned in the past for many years, was purchased early in the first half when it fell to our “buy” target. However, it was sold shortly thereafter, at a nice profit, when valuation again became full in our estimation.

It may be worth mentioning to readers interested in staying up-to-date on trades that we provide detailed information monthly on our website, typically seven business days into each new month.

What holdings were the strongest contributors to fund performance?

This past six months have been one of the toughest relative and real return periods in the fund since I began managing at Mosaic some eleven years ago. Not only was the market down virtually across the board, but the market’s strengths were in the areas where we traditionally have the lightest allocations. We had relatively strong results in the Industrial Sector, where five of our nine holdings moved against the market’s tide. Waste Management, which provides waste management services, has benefited from higher pricing for its services. IDEX Corporation, a well-managed company that sells pumps and dispensing equipment, has benefited from strong international demand.

Techne Corporation, a health care company with an impeccable reputation among its customers, sells biotechnology products (proteins) to the research market. It has been a strong consistent performer for us. We also had positive returns from energy holding Unit Corporation which benefited significantly from higher natural gas prices.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy Sector was the biggest detractor to relative performance this period, in a period in which energy stocks showed a huge performance gap against the rest of the market. At the

8 Semi-annual Report • June 30, 2008

Portfolio Manager Review (concluded)

same time investors seemed quick to retreat from Consumer Discretionary stocks, as higher energy prices and a slowing economy put a cloud over this sector. For example, casino traffic was down, and so were casino capital expenditures, which hurt the fortunes of International Game Technology. Still, we are optimistic they will benefit when the gaming industry begins to switch over to the next generation of server-based slot machines. Not surprisingly, Wynn Resorts had a tough first half as well, with the stock retreating -27.4% over this period, although our results were much better, as we added this industry leader in the first quarter following the softening of its price. Wynn is one of a handful of casino companies with a license to operate in Macau, an Asian gambling destination that has now eclipsed Las Vegas as the world’s largest. Coventry Health Care was the stock that hurt us the most when investors reacted to the company’s weaker earnings and forecasts as the managed care sector appeared to be hit harder by the effects of the weak economy than expected.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2008
FOR MADISON MOSAIC MID-CAP

% of net assets
Markel Corp.	3.72%
Charles River Laboratories	3.67%
Brookfield Asset Management	3.63%
Iron Mountain	3.50%
Liberty Global Inc.-CL C	3.31%
Mohawk Industries Inc.	3.22%
SEI Investments Co.	3.20%
Fiserv Inc.	3.17%
Brown & Brown Inc.	3.12%
Laboratory Corp. of America	3.08%

Madison Mosaic Equity Trust 9

Madison Mosaic Equity Trust June 30, 2008

Investors Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 99.1% of net assets

CONSUMER DISCRETIONARY: 14.5%
Best Buy Co., Inc.	28,790	$1,140,084
Johnson Controls, Inc.	32,440	930,379
Kohl’s Corp.*	21,931	878,117
McDonald’s Corp.	16,402	922,121
Staples Inc.	33,214	788,833
Target Corp.	31,880	1,482,101

CONSUMER STAPLES: 7.3%
Coca-Cola Co.	26,658	1,385,683
Walgreen Co.	52,982	1,722,445

FINANCIAL SERVICES: 9.7%
American Express Co.	23,310	878,088
Franklin Resources	9,630	882,589
State Street Corp.	16,900	1,081,431
Wells Fargo & Co.	53,703	1,275,446

HEALTH CARE: 23.3%
Charles River Laboratories, Inc.*	15,163	969,219
Johnson & Johnson	19,389	1,247,488
Medtronic Inc.	33,994	1,759,190
Millipore Corp.*	14,968	1,015,729
Novartis AG - ADR	29,458	1,621,368
Quest Diagnostics Inc.	24,330	1,179,275
UnitedHealth Group	44,655	1,172,194
Zimmer Holdings Inc.*	14,126	961,274

INDUSTRIAL: 13.2%
3M Company	21,831	1,519,219
Dover Corp.	24,123	1,166,830
General Electric Co.	63,557	1,696,336
United Parcel Service - Class B	20,124	1,237,022

INSURANCE: 6.5%
Aflac Inc.	8,891	558,355
Berkshire Hathaway Inc.- Class B*	340	1,364,080
Markel Corp.	2,299	843,733

MEDIA & ENTERTAINMENT: 3.8%
Comcast Corp. - Special Class A*	84,970	1,594,037

TECHNOLOGY: 20.8%
Cisco Systems, Inc.*	86,599	2,014,293
eBay Inc.*	48,816	1,334,141
EMC Corp.	58,890	865,094
Fiserv Inc.*	28,471	1,291,729
Google Inc.- Class A*	2,608	1,372,903
Microsoft Corp.	71,599	1,969,689

TOTAL COMMON STOCKS (Cost $45,662,370)		$42,120,515

REPURCHASE AGREEMENT: 0.9% of net assets
With Morgan Stanley and Company issued 6/30/08 at 1.5%, due 7/1/08, collateralized by $386,552 in United States Treasury Notes due 2/15/21. Proceeds at maturity are $377,016 (Cost $377,000).		377,000.00

TOTAL INVESTMENTS: 100% of net assets (Cost $46,039,370)		$42,497,515

CASH AND RECEIVABLES LESS LIABILITIES: 0.0% of net assets		17,489

NET ASSETS: 100%		$42,515,004

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

10 Semi-annual Report • June 30, 2008

Madison Mosaic Equity Trust June 30, 2008

Balanced Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 61.3% of net assets

CONSUMER DISCRETIONARY: 9.0%
Best Buy Co., Inc.	5,340	$211,464
Johnson Controls, Inc.	5,935	170,216
Kohl’s Corp. *	3,895	155,956
McDonald’s Corp.	3,035	170,627
Staples Inc.	6,265	148,794
Target Corp.	5,525	256,857

CONSUMER STAPLES: 4.3%
Coca-Cola Co.	4,775	248,205
Walgreen Co.	8,850	287,713

FINANCIAL SERVICES: 5.9%
American Express Co.	3,795	142,958
Franklin Resources	1,820	166,803
State Street Corp.	3,090	197,729
Wells Fargo & Co.	9,260	219,925

HEALTH CARE: 14.5%
Charles River Laboratories, Inc.*	2,960	189,203
Johnson & Johnson	3,530	227,120
Medtronic Inc.	6,350	328,612
Millipore Corp.*	2,760	187,294
Novartis AG - ADR	5,130	282,355
Quest Diagnostics Inc.	4,345	210,602
UnitedHealth Group	7,790	204,487
Zimmer Holdings Inc.*	2,631	179,040

INDUSTRIAL: 8.2%
3M Company	3,695	257,135
Dover Corp.	4,610	222,986
General Electric Co.	11,827	315,663
United Parcel Service - Class B	3,625	222,829

INSURANCE: 4.1%
Aflac Inc.	1,590	99,852
Berkshire Hathaway Inc.- Class B*	64	256,768
Markel Corp.	423	155,241

MEDIA & ENTERTAINMENT: 2.4%
Comcast Corp. - Special Class A*	15,937	298,978

TECHNOLOGY: 12.9%
Cisco Systems, Inc.*	16,085	374,137
eBay Inc.*	8,990	245,697
EMC Corp.	11,095	162,985
Fiserv Inc.*	4,840	219,591
Google Inc. Class A*	485	255,314
Microsoft Corp.	12,805	352,265

TOTAL COMMON STOCKS (Cost $7,833,672)		$7,625,401

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 35.9% of net assets

CORPORATE OBLIGATIONS: 19.0%

BANKS: 0.9%
Wachovia Corp., 5.25%, 8/1/14	$125,000	$116,534

CONSUMER GOODS: 2.1%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	103,516
Wal-Mart Stores, Inc., 4.75%, 8/15/10	150,000	153,973

CONSUMER STAPLES: 1.6%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	100,971
Sysco Corp. 5.25%, 2/12/18	100,000	100,434

ENERGY: 1.3%
Valero Energy Corp., 6.875%, 4/15/12	150,000	155,835

FINANCIALS: 4.2%
American Express, 4.875%, 7/15/13	150,000	144,598
Goldman Sachs, 7.35%, 10/1/09	180,000	184,913
International Lease Finance, 4.875%, 9/1/10	200,000	193,110

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 11

Balanced Fund • Portfolio of Investments • June 30, 2008 (concluded)

	PRINCIPAL AMOUNT	VALUE
HEALTH CARE: 2.3%
Abbot Laboratories, 5.6%, 11/30/17	125,000	126,313
UnitedHealth Group, 5%, 8/15/14	175,000	165,561

INDUSTRIAL: 0.8%
United Parcel, 5.5%, 1/15/18	100,000	101,442

MEDIA & ENTERTAINMENT: 1.6%
Comcast Cable, 6.2%, 11/15/08	200,000	200,751

TECHNOLOGY: 1.6%
Cisco Systems, Inc., 5.25%, 2/22/11	100,000	103,022
Oracle Corp., 4.95%, 4/15/13	100,000	101,073

TELECOMMUNICATIONS: 2.6%
AT & T Broadband, 8.375%, 3/15/13	150,000	165,277
Verizon New England, 6.5%, 9/15/11	150,000	154,282

US TREASURY & AGENCY OBLIGATIONS: 16.9%
Fannie Mae, 3.25%, 8/15/08	300,000	299,881
Fannie Mae, 6.625%, 11/15/10	200,000	214,911
Fannie Mae, 4.875%, 5/18/12	150,000	155,221
Fannie Mae, 4.625%, 10/15/13	125,000	127,573
Federal Home Loan Bank, 4.375% 9/17/10	200,000	204,548
Federal Home Loan Bank, 5.5% 8/13/14	150,000	159,560
Freddie Mac, 4.875%, 11/15/13	150,000	154,533
US Treasury Note, 3.125%, 10/15/08	75,000	75,316
US Treasury Note, 4%, 3/15/10	50,000	51,293
US Treasury Note, 5.125%, 6/30/11	480,000	510,300
US Treasury Note, 4.25%, 11/15/17	150,000	153,270

TOTAL DEBT INSTRUMENTS (Cost $4,434,345)		$4,478,011

REPURCHASE AGREEMENT: 2.3% of net assets
With Morgan Stanley and Company issued 6/30/08 at 1.5%, due 7/1/08, collateralized by $292,221 in United States Treasury Notes due 2/15/21. Proceeds at maturity are $285,012 (Cost $285,000).		285,000

TOTAL INVESTMENTS: 99.5% of net assets (Cost $12,553,017)		$12,388,412

CASH AND RECEIVABLES LESS LIABILITIES: 0.5% of net assets		59,216

NET ASSETS: 100%		$12,447,628

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

12 Semi-annual Report • June 30, 2008

Madison Mosaic Equity Trust June 30, 2008

Disciplined Equity Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 98.4% of net assets

CONSUMER DISCRETIONARY: 8.8%
Best Buy Co., Inc.	1,475	$58,410
Brown-Forman Corp. Class B	650	49,120
Johnson Controls, Inc.	1,800	51,624
Kohl’s Corp.*	1,195	47,848
McDonald’s Corp.	850	47,787
Staples Inc.	2,000	47,500
Target Corp.	1,400	65,086

CONSUMER STAPLES: 9.9%
Clorox Co.	1,275	66,555
Coca-Cola Co.	1,345	69,913
Energizer Holdings Inc.	610	44,585
Procter & Gamble	1,100	66,891
Unilever NV	1,360	38,624
Walgreen Co.	2,325	75,586
Wal-Mart Stores Inc.	900	50,580

ENERGY: 15.3%
Chevron Corp.	1,250	123,912
ConocoPhillips Inc.	1,700	160,463
Exxon Mobil Corp.	2,050	180,667
Schlumberger Ltd	1,070	114,950
Valero Energy Corp.	1,505	61,976

FINANCIAL SERVICES: 10.3%
American Express Co.	1,680	63,286
Brookfield Asset Management Inc.	1,500	48,810
Franklin Resources	700	64,155
Goldmans Sachs Group Inc.	400	69,960
Marshall & Isley Corp.	2,745	42,081
State Street Corp.	1,150	73,588
Wells Fargo & Co.	2,925	69,469

HEALTH CARE: 12.0%
Charles River Laboratories, Inc.*	850	54,332
Johnson & Johnson	700	45,038
Medtronic, Inc.	2,240	115,920
Millipore Corp.*	650	44,109
Novartis AG - ADR	1,600	88,064
Quest Diagnostics Inc.	1,350	65,434
UnitedHealth Group	1,650	43,313
Zimmer Holdings Inc.*	672	45,730

INDUSTRIAL: 9.0%
3M Company	1,325	92,207
Dover Corp.	1,780	86,098
General Electric Co.	4,905	130,914
United Parcel Service - Class B	1,125	69,154

INSURANCE: 4.6%
Aflac Inc.	665	41,762
American International Group, Inc.	1,600	42,336
Berkshire Hathaway Inc.- Class B*	15	60,180
Markel Corp.*	135	49,545

MATERIALS: 4.7%
Ball Corp.	1,225	58,481
IDEX Corp.	2,120	78,101
Valspar Corp.	3,260	61,647

MEDIA & ENTERTAINMENT: 1.5%
Comcast Corp. - Special Class A*	3,232	60,632

TECHNOLOGY: 15.6%
Cisco Systems, Inc.*	6,300	146,538
eBay Inc.*	2,735	74,748
EMC Corp.	4,095	60,155
Fiserv Inc.*	1,830	83,027
Google Inc. - Class A*	184	96,861
International Business Machines Corp.	550	65,192
Microsoft Corp.	4,615	126,959

TELECOMMUNICATIONS: 3.2%
AT & T	2,000	67,380
America Movil-ADR	1,280	67,520

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 13

Disciplined Equity Fund • Portfolio of Investments • June 30, 2008 (concluded)

	NUMBER OF SHARES	VALUE
UTILITIES: 3.5%
Integrys Energy Group, Inc.	2,155	109,539
National Grid PLC - ADR	555	36,613

TOTAL COMMON STOCKS (Cost $4,181,475)		$4,120,955

REPURCHASE AGREEMENT: 1.5% of net assets
With Morgan Stanley and Company issued 6/30/08 at 1.5%, due 7/1/08, collateralized by $62,546 in United States Treasury Notes due 2/15/21. Proceeds at maturity are $61,003 (Cost $61,000).		61,000

TOTAL INVESTMENTS: 99.9% of net assets (Cost $4,242,475)		$4,181,955

CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		2,818

NET ASSETS: 100%		$4,184,773

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

14 Semi-annual Report • June 30, 2008

Madison Mosaic Equity Trust June 30, 2008

Mid-Cap Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 93.5% of net assets

CONSUMER DISCRETIONARY: 13.8%
Brown-Forman Corp. - Class B	43,840	$3,312,989
CarMax Inc.*	197,439	2,801,659
Mohawk Industries Inc.*	64,045	4,105,284
O’Reilly Automotive, Inc.*	70,508	1,575,854
Tiffany & Company	72,863	2,969,167
Wynn Resorts Ltd*	34,747	2,826,668

CONSUMER STAPLES: 5.0%
Clorox Co.	74,859	3,907,640
Energizer Holdings, Inc.*	34,132	2,494,708

ENERGY: 3.0%
Unit Corp.*	46,270	3,839,022

FINANCIAL SERVICES: 10.5%
Brookfield Asset Management Inc.	142,591	4,639,911
Leucadia National Corp.	40,710	1,910,927
SEI Investments Co.	173,929	4,090,810
Synovus Financial Corp.	322,809	2,818,123

HEALTH CARE: 12.9%
Charles River Laboratories, Inc.*	73,385	4,690,769
Coventry Health Care, Inc.*	76,333	2,322,050
Laboratory Corp of America Holdings*	56,559	3,938,203
Millipore Corp.*	42,670	2,895,586
Techne Corp.*	33,969	2,628,861

INDUSTRIAL: 13.4%
Autoliv Inc.	74,409	3,468,948
Dun & Bradstreet Corp.	39,645	3,474,488
General Cable Corp.*	39,585	2,408,747
Iron Mountain*	168,392	4,470,808
Waste Management, Inc.	88,265	3,328,473

INSURANCE: 9.0%
Brown & Brown, Inc.	228,772	3,978,345
Markel Corp.*	12,950	4,752,650
OdysseyRe Holdings Corp.	75,765	2,689,657

MATERIALS: 5.2%
IDEX Corp.	96,864	3,568,470
Martin Marietta Materials	29,553	3,061,395

MEDIA & ENTERTAINMENT: 5.6%
International Game Technology	116,329	2,905,898
Liberty Global Inc. - Series C*	139,300	4,229,148

TECHNOLOGY: 9.7%
Fiserv Inc.*	89,186	4,046,369
FLIR Systems Inc.*	44,742	1,815,183
Total System Services Inc.	138,507	3,077,626
Zebra Technologies Corp. - Class A*	107,073	3,494,863

UTILITIES: 5.4%
Covanta Holding Corp.*	125,369	3,346,099
Mirant Corp.*	89,758	3,514,026

TOTAL COMMON STOCKS (Cost $121,527,789)		$119,399,424

REPURCHASE AGREEMENT: 6.3% of net assets
With Morgan Stanley and Company issued 6/30/08 at 1.5%, due 7/1/08, collateralized by $8,267,292 in United States Treasury Notes due 2/15/21. Proceeds at maturity are $8,063,336 (Cost $8,063,000).		8,063,000

TOTAL INVESTMENTS: 99.8% of net assets (Cost $129,590,789)		$127,462,424

CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net assets		206,976

NET ASSETS: 100.00%		$127,669,400

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 15

Madison Mosaic Equity Trust June 30, 2008

Statements of Assets and Liabilities (unaudited)

	Investors Fund	Balanced Fund	Disciplined Equity Fund	Mid-Cap Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$42,120,515	$12,103,412	$4,120,955	$119,399,424
Repurchase agreements	377,000	285,000	61,000	8,063,000
Total investments*	42,497,515	12,388,412	4,181,955	127,462,424
Cash	384	620	161	377
Receivables
Dividends and interest	40,048	63,084	4,724	108,488
Capital shares sold	6,439	3,824	943	197,616
Total assets	42,544,386	12,455,940	4,187,783	127,768,905

LIABILITIES
Payables
Capital shares redeemed	17,393	1,074	885	86,004
Independent trustee fees	3,875	875	375	3,875
Auditor fees	8,114	2,712	1,750	9,626
Total liabilities	29,382	8,312	3,010	99,505

NET ASSETS	$42,515,004	$12,447,628	$4,184,773	$127,669,400

Net assets consists of:
Paid in capital	44,710,836	12,240,443	4,218,579	124,728,205
Undistributed net investment income (loss)	123,687	--	15,384	(196,113)
Accumulated net realized gains	1,222,336	371,790	11,330	5,265,673
Net unrealized depreciation on investments	(3,541,855)	(164,605)	(60,520)	(2,128,365)
Net Assets	$42,515,004	$12,447,628	$4,184,773	$127,669,400

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,614,192	765,120	337,148	11,424,737

NET ASSETS VALUE PER SHARE	$16.26	$16.27	$12.41	$11.17

*INVESTMENT SECURITIES, AT COST	$46,039,370	$12,553,017	$4,242,475	$129,590,789

The Notes to Financial Statements are an integral part of these statements.

16 Semi-annual Report • June 30, 2008

Madison Mosaic Equity Trust

Statements of Operations (unaudited)

For the six-months ended June 30, 2008

	Investors Fund	Balanced Fund	Disciplined Equity Fund	Mid-Cap Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 13,566	$ 117,337	$ 2,230	$ 116,500
Dividend income	364,352	61,157	37,469	537,732
Other income	144	--	--	--
Total investment income	378,062	178,494	39,699	654,232

EXPENSES (Notes 3 and 5)
Investment advisory fees	182,523	49,376	16,272	507,908
Other expenses:
Service agreement fees	55,974	26,993	6,764	325,061
Independent trustee fees	7,750	1,750	750	7,750
Auditor fees	8,099	2,712	1,750	9,626
Line of credit interest and fees	29	--	--	--
Expenses waived	--	--	(1,221)	--
Total other expenses	71,852	31,455	8,043	342,437
Total expenses	254,375	80,831	24,315	850,345

NET INVESTMENT INCOME (LOSS)	123,687	97,663	15,384	(196,113)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(624,468)	(69,341)	(44,282)	151,028
Change in net unrealized depreciation of investments	(5,595,342)	(970,086)	(421,885)	(19,209,767)

NET GAIN (LOSS) ON INVESTMENTS	(6,219,810)	(1,039,427)	(466,167)	(19,058,739)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,096,123)	$(941,764)	$(450,783)	$(19,254,852)

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 17

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Month Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2008	2007	2008	2007
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 123,687	$ 1,241,405	$ 97,663	$ 220,474
Net realized gain (loss) on investments	(624,468)	13,032,510	(69,341)	1,004,513
Net unrealized depreciation on investments	(5,595,342)	(17,737,016)	(970,086)	(903,900)
Total increase (decrease) in net assets resulting from operations	(6,096,123)	(3,463,101)	(941,764)	321,087

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(1,241,405)	(97,663)	(220,474)
From net capital gains	--	(11,698,835)	--	(670,949)
Total distributions	--	(12,940,240)	(97,663)	(891,423)

CAPITAL SHARE TRANSACTIONS (Note 7)	(7,379,950)	(104,467,045)	(312,576)	(1,896,987)

TOTAL DECREASE IN NET ASSETS	(13,476,073)	(120,870,386)	(1,352,003)	(2,467,323)

NET ASSETS
Beginning of period	$55,991,077	$176,861,463	$13,799,631	$16,266,954
End of period	$42,515,004	$ 55,991,077	$12,447,628	$13,799,631

The Notes to Financial Statements are an integral part of these statements.

18 Semi-annual Report • June 30, 2008

Statements of Changes in Net Assets (concluded)

	Disciplined Equity Fund		Mid-Cap Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2008	2007	2008	2007
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 15,384	$ 18,188	$ (196,113)	$ (269,776)
Net realized gain (loss) on investments	(44,282)	472,074	151,028	17,415,605
Net unrealized depreciation on investments	(421,885)	(103,795)	(19,209,767)	(6,395,270)
Total increase (decrease) in net assets resulting from operations	(450,783)	386,467	(19,254,852)	10,750,559

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(18,188)	--	--
From net capital gains	--	(439,180)	--	(13,693,126)
Total distributions	--	(457,368)	--	(13,693,126)

CAPITAL SHARE TRANSACTIONS (Note 7)	136,340	488,661	546,622	2,198,400

TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,443)	417,760	(18,708,230)	(744,167)

NET ASSETS
Beginning of period	$4,499,216	$4,081,456	$146,377,630	$147,121,797
End of period	$4,184,773	$4,499,216	$127,669,400	$146,377,630

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 19

Madison Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.44	$20.57	$18.81	$20.82	$18.79
Investment operations:
Net investment income	0.04	0.20	0.09	0.06	0.13
Net realized and unrealized gain (loss) on investments	(2.22)	(0.21)	3.02	(0.62)	2.03
Total from investment operations	(2.18)	(0.01)	3.11	(0.56)	2.16
Less distributions:
From net investment income	--	(0.20)	(0.09)	(0.06)	(0.13)
From net capital gains	--	(1.92)	(1.26)	(1.39)	--
Total distributions	--	(2.12)	(1.35)	(1.45)	(0.13)
Net asset value, end of year	$16.26	$18.44	$20.57	$18.81	$20.82
Total return (%)	(11.82)	(0.18)	16.55	(2.81)	11.49
Ratios and supplemental data
Net assets, end of year (in thousands)	$42,515	$55,991	$176,861	$130,339	$164,121
Ratio of expenses to average net assets (%)	1.04-1	0.94	0.95	0.94	0.88
Ratio of net investment income to average net assets (%)	0.51-1	0.78	0.55	0.29	0.70
Portfolio turnover (%)	20	51	52	41	40

BALANCED FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$17.62	$18.39	$17.40	$19.51	$18.22
Investment operations:
Net investment income	0.13	0.28	0.23	0.18	0.20
Net realized and unrealized gain (loss) on investments	(1.35)	0.13	1.84	(0.60)	1.29
Total from investment operations	(1.22)	0.41	2.07	(0.42)	1.49
Less distributions:
From net investment income	(0.13)	(0.28)	(0.23)	(0.18)	(0.20)
From net capital gains	--	(0.90)	(0.85)	(1.51)	--
Total distributions	(0.13)	(1.18)	(1.08)	(1.69)	(0.20)
Net asset value, end of year	$16.27	$17.62	$18.39	$17.40	$19.51
Total return (%)	(6.96)	2.24	11.96	(2.16)	8.19
Ratios and supplemental data
Net assets, end of year (in thousands)	$12,448	$13,800	$16,267	$17,514	$26,398
Ratio of expenses to average net assets (%)	1.22-1	1.22	1.22	1.21	1.20
Ratio of net investment income to average net assets (%)	1.48-1	1.47	1.24	0.88	1.06
Portfolio turnover (%)	23	42	35	34	38

The Notes to Financial Statements are an integral part of these statements.

20 Semi-annual Report • June 30, 2008

Financial Highlights (concluded)

Selected data for a share outstanding for the periods indicated.

DISCIPLINED EQUITY FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.78	$14.07	$12.61	$13.38	$12.59
Investment operations:
Net investment income	0.05	0.06	0.07	0.03	0.07
Net realized and unrealized gain (loss) on investments	(1.42)	1.21	2.05	(0.35)	0.79
Total from investment operations	(1.37)	1.27	2.12	(0.32)	0.86
Less distributions:
From net investment income	--	(0.06)	(0.07)	(0.03)	(0.07)
From net capital gains	--	(1.50)	(0.59)	(0.42)	--
Total distributions	--	(1.56)	(0.66)	(0.45)	(0.07)
Net asset value, end of year	$12.41	$13.78	$14.07	$12.61	$13.38
Total return (%)	(9.94)	9.05	16.83	(2.34)	6.83
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,185	$4,499	$4,081	$3,608	$4,789
Ratio of expenses to average net assets before fee waiver (%)	1.17-1	1.26	1.27	1.25	1.25
Ratio of expenses to average net assets after fee waiver (%)	1.12-1	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.65-1	0.41	0.54	0.24	0.54
Ratio of net investment income to average net assets after fee waiver (%)	0.71-1	N/A	N/A	N/A	N/A
Portfolio turnover (%)	24	70	54	122	39

MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.87	$13.04	$11.99	$12.52	$11.06
Investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.68)	1.15	1.98	0.12	2.10
Total from investment operations	(1.70)	1.13	1.96	0.07	2.09
Less distributions from net investment income	--	(1.30)	(0.91)	(0.60)	(0.63)
Net asset value, end of year	$11.17	$12.87	$13.04	$11.99	$12.52
Total return (%)	(13.21)	8.62	16.32	0.55	18.90
Ratios and supplemental data
Net assets, end of year (in thousands)	$127,669	$146,378	$147,122	$146,266	$115,809
Ratio of expenses to average net assets (%)	1.25-1	1.25	1.25	1.25	1.24
Ratio of net investment income to average net assets (%)	(0.29)-1	(0.18)	(0.18)	(0.37)	(0.09)
Portfolio turnover (%)	36	43	47	46	38

1-Annualized.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 21

Madison Mosaic Equity Trust June 30, 2008

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. This report contains information about four separate funds (the “Funds”): the Investors Fund, Balanced Fund, Mid-Cap Fund and Disciplined Equity Fund whose objectives and strategies are described in the Trust’s prospectus for the Funds. A fifth Trust portfolio, available to certain institutional investors (as defined in the portfolio’s prospectus) presents its financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Valuation Measurements: Various inputs are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

  Level 1: Quoted prices in active markets for identical securities
  Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ assets as of June 30, 2008 (unaudited):

	Investments in Securities
Valuation Inputs	Investors Fund	Balanced Fund
Level 1: Quoted prices	$42,120,515	$7,625,401
Level 2: Other significant observable inputs	377,000	4,763,011
Level 3: Significant unobservable inputs	--	--
Total	$42,497,515	$12,388,412
	Investments in Securities
Valuation Inputs	Disciplined Equity Fund	Mid-Cap Fund
Level 1: Quoted prices	$4,120,955	$119,399,424
Level 2: Other significant observable inputs	61,000	8,063,000
Level 3: Significant unobservable inputs	--	--
Total	$4,181,955	$127,462,424

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for

22 Semi-annual Report • June 30, 2008

Notes to Financial Statements (continued)

the Investors, Mid-Cap and Disciplined Equity Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2007 and 2006 were as follows:

	2007	2006
Investors Fund:
Distributions paid from:
Ordinary income	$ 1,241,405	$ 779,092
Short-term capital gains	577,431	39,328
Long-term capital gains	11,121,404	10,280,970
Balanced Fund:
Distributions paid from:
Ordinary income	$ 220,474	$ 203,858
Short-term capital gains	109,880	--
Long-term capital gains	561,069	717,960
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$ 18,188	$ 20,281
Short-term capital gains	193,322	69,201
Long-term capital gains	245,858	94,052
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$2,056,124	$2,809,939
Long-term capital gains	11,637,002	6,773,736

The Investors Fund, Balanced Fund, Mid-Cap Fund and Disciplined Equity Fund designate 100%, 48%, 26% and 36%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows (unaudited):

Investors Fund:
Undistributed net investment income	$ 123,687
Accumulated net realized gains	1,222,336
Net unrealized depreciation on investments	(3,541,855)
$(2,195,832)
Balanced Fund:
Accumulated net realized gains	$ 372,737
Net unrealized depreciation on investments	(165,552)
$ 207,185
Disciplined Equity Fund:
Undistributed net investment income	$ 15,384
Accumulated net realized gains	$ 11,330
Net unrealized depreciation on investments	(60,520)
$ (33,806)
Mid-Cap Fund:
Undistributed net investment loss	$ (196,113)
Accumulated net realized gains	5,265,673
Net unrealized appreciation on investments	(2,128,365)
$ 2,941,195

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the six-months ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2007, capital loss carryovers available to offset future capital gains for federal income tax purposes is $130,741 for the Investors Fund expiring December 31, 2010. This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Madison Mosaic Equity Trust 23

Notes to Financial Statements (continued)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2008, the Investors Fund had approximately a 3.7% interest, the Balanced Fund approximately a 2.8% interest, the Disciplined Equity Fund approximately a 0.6% interest and the Mid-Cap Fund approximately a 80.1% interest in the consolidated repurchase agreement of $10,063,000 collateralized by $10,317,966 in United States Treasury Notes. Proceeds at maturity were $10,063,419.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively “the Advisor”), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Disciplined Equity Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2008 were as follows (unaudited):

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$9,829,395	$16,813,735
Balanced Fund:
U. S. Gov’t Securities	$377,458	$1,320,633
Other	$2,516,866	$1,872,174
Disciplined Equity Fund:
U. S. Gov’t Securities	--	--
Other	$1,312,513	$1,019,702
Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$45,618,007	$47,952,289

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund and 0.39% for the Disciplined Equity Fund through April 30, 2008. Effective May 1, 2008, this fee was reduced to 0.35% for the Disciplined Equity Fund. Additionally, the Advisor has agreed to waive 0.11% of this fee. This waiver may end at any time. The direct expenses paid by the Fund and referenced below come out of this fee. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. For the Mid-Cap Fund, this fee is 0.48% on the first $150 million and 0.45% on all assets greater than $150 million.

The Funds pay the expenses of the Funds’ Independent Trustees directly. For the six-months ended June 30, 2008, these fees were $7,750, $1,750, $750 and $7,750 for the Investors, Balanced, Disciplined Equity and Mid-Cap Funds, respectively.

The Funds also pay the expenses of the Funds’ Independent auditors directly. For the six-months

24 Semi-annual Report • June 30, 2008

Notes to Financial Statements (continued)

ended June 30, 2008, the amounts accrued for these fees were $8,099, $2,712, $1,750 and $9,626 for the Investors, Balanced, Disciplined Equity and Mid-Cap Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2008 (unaudited):

	Investors Fund	Balanced Fund
Aggregate Cost	$46,039,370	$12,553,017
Gross unrealized appreciation	1,430,105	615,531
Gross unrealized depreciation	(4,971,960)	(781,083)
Net unrealized depreciation	$ (3,541,855	$ (165,552)
	Disciplined Equity Fund	Mid-Cap Fund
Aggregate Cost	$4,242,475	$129,590,789
Gross unrealized appreciation	323,345	10,022,149
Gross unrealized depreciation	(383,865)	(12,150,514)
Net unrealized depreciation	$ (60,520)	$ (2,128,365)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2008	2007
In Dollars
Shares purchased	$ 1,020,928	$ 31,582,221
Shares issued in reinvestment of dividends	--	12,701,345
Total shares issued	1,020,928	44,283,566
Shares redeemed	(8,400,878)	(152,505,320)
Net decrease	$(7,379,950)	$(108,221,754)

In Shares
Shares purchased	58,492	1,538,636
Shares issued in reinvestment of dividends	--	681,403
Total shares issued	58,492	2,220,039
Shares redeemed	(480,508)	(7,783,321)
Net decrease	(422,016)	(5,563,282)
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Balanced Fund	2008	2007
In Dollars
Shares purchased	$ 202,838	$ 555,770
Shares issued in reinvestment of dividends	88,690	824,152
Total shares issued	291,528	1,379,922
Shares redeemed	(604,104)	(3,276,909)
Net decrease	$(312,576)	$(1,896,987)

In Shares
Shares purchased	11,835	30,207
Shares issued in reinvestment of dividends	5,310	46,433
Total shares issued	17,145	76,640
Shares redeemed	(35,269)	(177,745)
Net decrease	(18,124)	(101,105)
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Disciplined Equity Fund	2008	2007
In Dollars
Shares purchased	$191,895	$482,409
Shares issued in reinvestment of dividends	--	451,618
Total shares issued	191,895	934,027
Shares redeemed	(55,555)	(445,366)
Net increase	$136,340	$488,661

In Shares
Shares purchased	14,971	33,375
Shares issued in reinvestment of dividends	-	32,773
Total shares issued	14,971	66,148
Shares redeemed	(4,249)	(29,752)
Net increase	10,722	36,396

Madison Mosaic Equity Trust 25

Notes to Financial Statements (continued)

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Mid-Cap Fund	2008	2007
In Dollars
Shares purchased	$20,400,047	$35,218,979
Shares issued in reinvestment of dividends	--	13,100,835
Total shares issued	20,400,047	48,319,814
Shares redeemed	(19,853,425)	(48,138,841)
Net increase	$ 546,622	$ 180,973

In Shares
Shares purchased	1,718,292	2,563,622
Shares issued in reinvestment of dividends	-	1,013,996
Total shares issued	1,718,292	3,577,618
Shares redeemed	(1,670,518)	(3,483,433)
Net increase	47,774	94,185

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit of $35 million, $4 million, $1 million and $35 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the six-months ended June 30, 2008, the Balanced, Disciplined Equity and Mid-Cap Funds did not borrow on their respective lines of credit. The Investors Fund had total draws during the year of $144,000 with interest paid on those draws of $29. All draws have been repaid to the bank.

Fund Expenses (unaudited)

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2008 and held for the six-months ended June 30, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$881.78	1.04%	$4.92
Balanced Fund	$1,000.00	$930.43	1.22%	$5.92
Disciplined Equity Fund	$1,000.00	$900.58	1.12%	$5.28
Mid-Cap Fund	$1,000.00	$867.91	1.25%	$5.77

1For the six-months ended June 30, 2008.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

26 Semi-annual Report • June 30, 2008

Notes to Financial Statements (concluded)

Hypothetical Example for Comparison Purposes

The table on the next page titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other Funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.12	1.04%	$5.25
Balanced Fund	$1,000.00	$1,025.12	1.22%	$6.15
Disciplined Equity Fund	$1,000.00	$1,025.12	1.12%	$5.62
Mid-Cap Fund	$1,000.00	$1,025.12	1.25%	$6.30

1For the six-months ended June 30, 2008.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2008 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Madison Mosaic Equity Trust 27

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28 Semi-annual Report • June 30, 2008

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS)

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Semi-Annual Report (unaudited)

June 30, 2008

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX | Madison Institutional Equity Option Fund

Table of Contents

Portfolio Manager Review	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10

MADOX | Madison Institutional Equity Option Fund

Portfolio Manager Review

Madison Institutional Equity Option Fund (the “Fund”) commenced operations on March 31, 2006, offering institutional options writing management and personal service to its shareholders. The Fund’s objective is to achieve consistent long-term returns that compare favorably with stock market averages, but with downside protection, meaningful income production, and considerably less volatility.

The general trend for stocks during the first half of 2008 was illustrated by the fate of the widely watched Dow Jones Industrial Average. The index hit its high for this six-month period on the first day of trading in 2008, and its closing low for the first half of the year was on June 27th. For many Americans this may have felt like a straight-line decline, since that’s the path of consumer confidence, which sunk steadily to hit a 15-year low by the end of the period. In actuality, the stock market had a major rally during the period, with the S&P 500 rising double-digits between March 10 to May 19, before dropping 10% to end the period.

The source of this high volatility could be pinned to three key problem areas: high commodity prices, with gasoline leading the way; the continuing distress in the housing market; and the related progress of the already well-established credit crisis. The market sunk in March as one of the nation’s largest investment banks, Bear Stearns, stumbled into what looked like dissolution, until the Federal Reserve and J.P. Morgan worked out a rescue. This gave hope to many that the credit crisis might have bottomed, but the subsequent rally rolled over in June in the face of surging oil prices, concerns over inflation, and a recognition that credit problems would continue to emerge. Higher energy and ramping inflation at a time when the economy was slowing brought the term “stagflation” back into circulation. Stagflation is generally a poor environment for stock investors.

The stock decline was broad, hitting domestic stocks of all sizes and even extending to international markets, with the broad international indices also showing double-digit losses. Within the stocks of the S&P 500, only the Energy Sector showed significant upside for the period, as it rose 8.1% over the six months. The Materials Sector was up fractionally, while every other S&P sector was down, with the Financial Sector dropping -30.9% and Consumer Discretionary down -13.9%.

As of June 30, 2008, MADOX held 41 common stocks and the Fund’s managers wrote options which resulted in $1,237,777 of premiums in the first six months. The Fund generally writes “out-of-the-money” options, and as of June 30, 2008, 85% of MADOX’s 40 outstanding written (sold) stock options were still “out-of-the-money.” This should allow the fund to appreciate in price should our equity positions rally.

We are pleased to report that MADOX generated sufficient income in the first half of 2008 to declare a $0.75 per share dividend in June.

The Fund’s NAV (net asset value per share) decreased $2.31 in the first half of the year from $18.13 to $15.82. This represented a total return of -8.8%, including the reinvestment of dividends versus -11.9% for the S&P 500 and -5.9% for the CBOE Buy Write (“BXM”) Index during the same period. We believe the main reason we were able to outperform the S&P 500 was significant income from the Fund’s call writing strategy. The main source for the performance gap with the BXM could be attributed to the fortunes of the underlying stocks. MADOX tends to concentrate its holdings in the Consumer, Financial, Technology and Health Care Sectors, all of which were strongly negative for the period, while the S&P 500’s Energy Sector, where the Fund has historically been underweighted, was up 8.1%. Secondly, a bifurcated

Semi-annual Report | June 30, 2008 | 1

MADOX | Madison Institutional Equity Option Fund | Portfolio Manager Review | continued

market has hurt results because our “winners” get called away without us fully participating in their upside. Currently, we believe we have a portfolio of high-quality stocks trading at attractive prices on a number of valuation metrics.

From a sector perspective, MADOX’s largest exposure was in the Consumer Discretionary sector, followed by Health Care, Technology and Financials. We continue to remain absent from the Materials and Utilities Sectors.

Madison Asset Management’s stock picking strategy involves seeking a portfolio of common stocks that have favorable “PEG” ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” objective, as we look for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our option writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. In addition, we believe that our concentration in the Consumer Discretionary and Retail, Technology, Medical Health and Pharmaceutical and Financial sectors provides opportunities for larger premiums than those that would come from other sectors or from writing index options. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

As is usually the case in volatile markets, the market was rife with conflicting signals. On the negative side was a weak economy and increasing inflation. Corporate profits were under pressure, and the Federal Reserve was in the difficult position of facing a slowing economy, which would normally promote lower rates, and serious inflation, which is typically treated with the opposite. On the positive side, valuations of many high-quality companies reached levels we haven’t seen for years and interest rates remained low. The slide in consumer confidence and cash flows out of stock funds were both potential contrary-indicators, suggesting that the market might be oversold. By the end of the period, we were more positive about the prospects of our stock portfolio than we have been for a number of reports, with the recognition that the realization of these prospects may take time.

2 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund | Portfolio Manager Review | concluded

On the option writing side, the VIX Index spiked upward at the end of 2007 from very low levels. This higher level of volatility has caused option premiums to increase and we look for this positive trend to continue into the second half of 2008.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2008
FOR MADISON INSTITUTIONAL EQUITY OPTION FUND

% of net assets
Cisco Systems Inc.	3.89%
Kohl’s Corp.	3.55%
Varian Medical Systems	3.52%
Intuit Inc.	3.34%
Target Corp.	3.16%
Capital One Financial Corp.	3.14%
EMC Corp.	3.11%
Starbucks Corp.	3.10%
American Eagle Outfitters, Inc.	3.03%
Amgen Inc.	2.97%

Semi-annual Report | June 30, 2008 | 3

MADOX | Madison Institutional Equity Option Fund

Portfolio of Investments - June 30, 2008 - unaudited

Number of Shares		Value
	Common Stocks: 96.3% of net assets
	Consumer Discretionary: 24.4%
22,600	American Eagle Outfitters, Inc.	$ 308,038
4,900	Bed Bath & Beyond Inc.*	137,690
3,500	Best Buy Co., Inc.	138,600
9,600	Coach Inc.*	277,248
9,000	Kohl’s Corp.*	360,360
12,600	Lowe’s Companies, Inc.	261,450
15,000	Office Depot, Inc.*	164,100
20,000	Starbucks Corp.*	314,800
6,900	Target Corp.	320,781
10,000	Williams-Sonoma, Inc.	198,400
	Consumer Services: 10.6%
11,000	eBay Inc.*	300,630
4,000	Garmin, Ltd	171,360
500	Google Inc.- Class A*	263,210
12,300	Intuit Inc.*	339,111
	Financials: 16.8%
3,000	Affiliated Managers Group, Inc.*	270,180
8,400	Capital One Financial Corp.	319,284
9,500	Citigroup, Inc.	159,220
14,000	Countrywide Financial Corp.	59,500
11,100	Marshall & Isley Corp.	170,163
6,200	Merrill Lynch & Co., Inc.	196,602
8,000	Morgan Stanley & Co.	288,560
10,000	Wells Fargo & Co.	237,500
	Health Care: 21.5%
6,400	Amgen Inc.*	301,824
5,000	Biogen Idec*	279,450
3,500	Genentech Inc.*	265,650
3,600	Genzyme Corp.*	259,272
20,000	Mylan Inc.*	241,400
14,000	Pfizer, Inc.	244,580
8,900	UnitedHealth Group	233,625
6,900	Varian Medical Systems, Inc.	357,765
	Insurance: 0.5%
9,000	MGIC Investment Corp.	54,990
	Software: 2.9%
10,000	Check Point Software Technologies Ltd.*	236,700
3,000	Symantec Corp.*	58,050
	Technology: 19.6%
6,000	Altera Corp.	124,200
17,000	Cisco Systems, Inc.*	395,420
10,000	Dell Inc.*	218,800
21,500	EMC Corp.	315,835
29,000	Flextronics International Ltd.*	272,600
7,500	Linear Technology Corp.	244,275
9,000	Xilinx, Inc.	227,250
5,900	Zebra Technologies Corp. - Class A*	192,576
	TOTAL COMMON STOCKS (Cost $13,604,865)	$9,781,049
	Short-Term Investments:
	Repurchase Agreement: 7.9% With Morgan Stanley and Company issued 6/30/08 at 1.5%, due 7/1/08, collateralized by $821,295 in United States Treasury Notes due 2/15/21. Proceeds at maturity are $801,033 (Cost $801,000).	801,000
	Total Investments: 104.2% of net assets (Cost $14,405,865)	$10,582,049
	Liabilities less cash and other assets - (0.1%)	(6,362)
	Total Call Options Written - (4.1%)	(412,153)
	Net Assets: 100%	$10,163,534

*Non-income producing.

4 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | concluded

Contracts (100 shares per contract)	Call Options Written:	Expiration Date	Exercise Price	Market Value

30	Affiliated Managers Group, Inc.	January 2009	110.00	$16,200
60	Altera Corp.	January 2009	20.00	17,250
64	Amgen Inc.	January 2009	50.00	19,840
49	Bed Bath & Beyond Inc.	January 2009	30.00	13,230
35	Best Buy Inc.	December 2008	50.00	4,025
50	Biogen Idec	January 2009	60.00	21,750
36	Capital One Financial Corp.	January 2009	45.00	15,660
100	Check Point Software Technologies Ltd.	July 2008	22.50	14,750
170	Cisco Systems, Inc.	January 2009	27.50	14,790
96	Coach Inc.	August 2008	30.00	15,840
136	Countrywide Financial Corp.	January 2009	10.00	476
100	Dell Inc.	November 2008	25.00	8,700
50	eBay Inc.	October 2008	30.00	6,650
60	eBay Inc.	January 2009	35.00	5,100
215	EMC Corp.	October 2008	17.00	10,857
90	Flextronics International Ltd.	January 2009	12.50	3,420
35	Genentech Inc.	January 2009	70.00	36,575
36	Genzyme Corp.	January 2009	72.50	25,380
5	Google, Inc.	September 2008	600.00	6,400
50	Intuit Inc.	October 2008	30.00	5,750
73	Intuit Inc.	January 2009	30.00	13,870
46	Kohl’s Corp.	July 2008	45.00	1,380
44	Kohl’s Corp.	July 2008	50.00	330
75	Linear Technology Corp.	January 2009	30.00	34,500
126	Lowe’s Companies, Inc.	July 2008	27.50	630
111	Marshall & Ilsley Corp.	September 2008	25.00	555
62	Merrill Lynch & Co., Inc.	January 2009	60.00	682
40	Morgan Stanley & Co.	July 2008	50.00	200
40	Morgan Stanley & Co.	January 2009	50.00	3,600
150	Mylan Inc.	July 2008	15.00	750
50	Mylan Inc.	January 2009	12.50	7,000
150	Office Depot, Inc.	January 2009	15.00	9,000
84	Starbucks Corp.	January 2009	17.50	11,172
116	Starbucks Corp.	January 2009	22.50	3,364
30	Symantec Corp.	July 2008	20.00	900
36	Target Corp.	October 2008	55.00	6,552
69	Varian Medical Systems, Inc.	November 2008	55.00	21,390
100	Wells Fargo & Co.	July 2008	27.50	2,000
90	Xilinx, Inc.	January 2009	25.00	26,325
59	Zebra Technologies Corp.	August 2008	35.00	5,310
3,018	Total Call Options Written (Premiums Received $887,258)			$412,153

Semi-annual Report | June 30, 2008 | 5

MADOX | Madison Institutional Equity Option Fund

Statement of Assets and Liabilities - June 30, 2008 - unaudited

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$9,781,049
Repurchase agreement	801,000
Total investments (cost $14,405,865)	10,582,049
Cash	680
Dividends and interest	40
Total assets	10,582,769

LIABILITIES
Options written, at value (premiums received of $887,258)	412,153
Payables
Independent trustee fees	750
Auditor fees	3,500
Other expenses	2,832
Total liabilities	419,235

NET ASSETS	$10,163,534
Net assets consists of:
Paid in capital	12,839,486
Undistributed net investment income	27,001
Accumulated net realized gain on investments and options transactions	645,758
Net unrealized depreciation on investments and options transactions	(3,348,711)
Net Assets	$10,163,534

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares, $.01 par value per share (Note 7)	642,258

NET ASSET VALUE PER SHARE	$15.82

6 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund

Statement of Operations - For the six-months ended June, 30, 2008 - unaudited

INVESTMENT INCOME (Note 1)
Interest income	$11,334
Dividend income	64,536
Other income	301
Total investment income	76,171

EXPENSES (Notes 3 and 5)
Investment advisory fees	45,091
Performance fulcrum fee	(7,945)
Other expenses:
Service agreement fees	7,024
Independent trustee fees	1,500
Auditor fees	3,500
Total other expenses	12,024
Total expenses	49,170

NET INVESTMENT INCOME	27,001

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(147,207)
Options	931,476
Net unrealized appreciation (depreciation) on:
Investments	(1,805,258)
Options	2,041

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(1,018,948)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(991,947)

Semi-annual Report | June 30, 2008 | 7

MADOX | Madison Institutional Equity Option Fund

Statement of Changes in Net Assets

For the period indicated

	(unaudited) Six-Months Ended June 30, 2008	Year Ended Dec. 31, 2007
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$27,001	$79,344
Net realized gain on investments and options transactions	784,269	1,463,005
Net unrealized depreciation on investments and options transactions	(1,803,217)	(2,139,502)
Total decrease in net assets resulting from operations	(991,947)	(597,153)

DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(79,344)
From net capital gains	(461,199)	(1,289,423)
Total distributions	(461,199)	(1,368,767)

CAPITAL SHARE TRANSACTIONS (Note 7)	(1,536,469)	3,608,268

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,989,615)	1,642,348

NET ASSETS
Beginning of period	$13,153,149	$11,510,801
End of period	$10,163,534	$13,153,149

8 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30, 2008	Year Ended Dec. 31, 2007	For the period Mar. 31, 2006-1 through Dec. 31, 2006
Net Asset Value, Beginning of Period	$18.13	$21.18	$20.00
Investment Operations
Net investment income	0.04	0.13	0.10
Net realized and unrealized gain (loss) on investments and options transactions	(1.60)	(0.84)	1.44
Total from investment operations	(1.56)	(0.71)	1.54
Less distributions from:
Net investment income	--	(0.13)	(0.10)
Capital gains	(0.75)	(2.21)	(0.26)
Total distributions	(0.75)	(2.34)	(0.36)
Net Asset Value, End of Period	$15.82	$18.13	$21.18
Total Investment Return (%)	(8.78)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$10,164	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.82-2	0.95	0.94-2
Ratio of net investment Income to average net assets (%)	0.45-2	0.65	0.83-2
Portfolio turnover (%)	17	103	41

1 Commencement of operations.
2 Annualized.

Semi-annual Report | June 30, 2008 | 9

MADOX | Madison Institutional Equity Option Fund

Notes to Financial Statements - June 30, 2008

Note 1 – Summary of Significant Accounting Policies.

Madison Mosaic Equity Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust currently offers five portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the “Fund”), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining four Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. Exchange-traded options are valued at the mean of the best bid and best ask prices across all option exchanges.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

  Level 1: Quoted prices in active markets for identical securities
  Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s assets as of June 30, 2008 (unaudited):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1: Quoted prices	$9,781,049	$(412,153)
Level 2: Other significant observable inputs	801,000	--
Level 3: Significant unobservable inputs	--	--
Total	$10,582,049	$(412,153)
* Consists of call options written.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses and short-term capital gain distributions are declared and paid at management’s discretion. Long-term capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid to shareholders was $79,344 of ordinary income, $1,270,316 of short-term gains and $19,107 of long-term gains in 2007 and $49,496 of ordinary income and $139,850 of short-term capital gains in 2006, respectively. The Fund designates 6.12% of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment income	$27,001
Accumulated net realized gains	648,826
Net unrealized depreciation on investments	(3,351,779)
$(2,675,952)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

10 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the six-months ended June 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Information on the tax components of investments, excluding option contracts, as of June 30, 2008 is as follows (unaudited):

Aggregate Cost	$14,405,865
Gross unrealized appreciation	165,062
Gross unrealized depreciation	(3,988,878)
Net unrealized depreciation	$(3,823,816)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Investments in Repurchase Agreements.

When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2008, the Fund had approximately an 8.0% interest in the consolidated repurchase agreement of $10,063,000 collateralized by $10,317,966 in United States Treasury Notes. Proceeds at maturity were $10,063,419.

Note 3 –Investment Advisory Fees and Other Transactions with Affiliates.

The investment advisor to the Fund, Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively “the Advisor”), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was added based on certain performance criteria. The fee is accrued daily and is paid monthly. The fulcrum fee may cause the advisory fee to be adjusted up or down by 0.15% if the Fund’s performance compared to the Chicago Board Options Exchange Buy Write Monthly Index (BXM) exceeds or trails the BXM by 1% or more.

Note 4 – Investment Transactions.

Purchases and sales, excluding short-term investments for the six-months ended June 30, 2008 were $2,585,048 and $1,944,193, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses.

Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund’s Independent Trustees and auditors directly. For the six-months ended June 30, 2008, these fees amounted to $1,500 and $3,500, respectively. The combined Services Agreement fees paid to the Advisor and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise

Semi-annual Report | June 30, 2008 | 11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the six-months ended June 30, 2008 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	3,047	$817,346
Options written	3,934	1,237,777
Options expired	(1,604)	(402,183)
Options closed	(1,711)	(605,891)
Options assigned	(648)	(159,791)
Options outstanding at end of period	3,018	$887,258

Note 7 – Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follow:

	(unaudited) Six Months Ended June 30, 2008	Year Ended Dec. 31, 2007
In Dollars
Shares purchased	$--	$3,532,271
Shares issued in reinvestment of dividends	451,677	1,368,770
Total shares issued	451,677	4,901,041
Shares redeemed	(1,988,146)	(1,292,773)
Net increase (decrease)	$(1,536,469)	$3,608,268

In Shares
Shares purchased	--	174,406
Shares issued in reinvestment of dividends	27,325	69,604
Total shares issued	27,325	244,010
Shares redeemed	(110,494)	(62,040)
Net increase (decrease)	(83,169)	181,970

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2008 and held for the six-months ended June 30, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$912.18	0.82%	$3.95

1For the six-months ended June 30, 2008.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

12 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

Hypothetical Example for Comparison Purposes

The table on the next page titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.12	0.82%	$4.11

1For the six-months ended June 30, 2008.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2008 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. On February 4, 2008, the Trustees considered the renewal of the investment advisory agreement between the Fund and Madison Asset Management, LLC (the “Advisor”).

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in the Fund management and the experience of the Advisor and its affiliates as investment manager to two closed-end investment companies with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. The Fund’s portfolio manager discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent

Semi-annual Report | June 30, 2008 | 13

MADOX | Madison Institutional Equity Option Fund

with the Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor and its affiliates due to their history of providing advisory services to the Madison Mosaic organization.

The Board also discussed the quality of services provided to the Fund by its transfer agent and custodian.

With regard to the investment performance of the Fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. In particular, the Board recognized that the Fund generated sufficient income in 2007 to return $2.34 per share to its shareholders in dividends by declaring a $1.00 per share dividend in June and a $1.34 per share dividend in November. The 2007 distributions did not include any return of capital.

The Board also recognized that, since inception, the Fund has paid a total $2.70 per share in dividends and produced a total cumulative return on NAV of 3.45%, compared to a 15.96% increase for the CBOE Buy Write (“BXM”) Index during the same period. Mr. Burgess explained to the Board that the Advisor believes the Fund lagged the BXM for two primary reasons. First, the Fund predominately invests in high-quality stocks which have been out of favor since the Fund’s inception. However, should investors become more risk adverse, the Advisor believes high-quality stocks and the Fund will outperform. Secondly, a bifurcated market like the one experienced in 2007 negatively impacted the Fund’s results. Although the Fund had its fair share of “winners” in 2007, because these stocks moved up so dramatically they were called away in accordance with the Fund’s investment policies and the Fund wasn’t able to fully participate in the upside. At the same time, a number of stocks held by the Fund posted significant declines. While writing options on these stocks mitigated some of the decline it wasn’t enough to avoid losses on these positions.

The Advisor’s stock picking strategy involves seeking a portfolio of common stocks that have favorable “PEG” ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, it focuses on the fundamental businesses of companies. As such, the Fund’s stock selection philosophy strays away from the “beat the street” objective, as the Advisor looks for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, the Advisor explained that it believes it brings elements of consistency, stability and predictability to Fund shareholders.

A comprehensive discussion of Fund performance and market conditions followed. The Board recognized that because the Fund has a fulcrum fee, the Advisor is monetarily penalized for underperforming its market index (the BXM) and rewarded for material outperformance. As such, in colloquial terms, the Board recognized that the Advisor “puts its money where its mouth is.”

The officers of the Fund discussed with the Board the methodology for arriving at the peer groups and indices used for performance comparisons.

Finally, the Board noted, as of the date of the meeting, significant outperformance since the end of 2007, particularly against the BXM. The portfolio manager explained a variety of factors that had been contributing to advantageous performance since year end and, as of the time of the meeting, the Fund was materially outperforming the broader market indices. He added that market conditions had permitted the Advisor to complete a variety of desired actions in connection with the Fund’s portfolio in order to achieve its investment objectives. As such, he believed the Fund was positioned to perform well going forward.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other options funds in the Fund peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund’s costs were low for the quality and extent of services provided.

The Trustees recognized that the Fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. an advisory, adjusted up or down by a fulcrum fee, with a cap on administrative expenses). As such, the Board focused its attention on the total expense ratios paid by other funds with similar investment objectives.

The Trustees sought to ensure that fees were adequate so that the Advisor (and its affiliates) did not neglect its management responsibilities to the Fund in favor of more “profitable” accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board recognized that the Advisor and the Madison organization provides vastly more services to the Fund than for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with the Fund, such compensation generally does not cover all

14 | Semi-annual Report | June 30, 2008

MADOX | Madison Institutional Equity Option Fund

costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor and Madison from investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent “subsidized” by the greater Madison organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, the Board recognized that the Fund is profitable to the Advisor because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Advisor managed assets, including subsidiaries, approximated $10 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to the Advisor as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Advisor, is managed with the attention given to other firm clients and is not treated as “loss leader.”

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at the Fund’s current size, it was premature to discuss any economies of scale.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees as required by applicable law and regulation, the Trustees concluded that the Fund’s advisory fee is fair and reasonable for the portfolio and that renewal of its investment advisory and services agreements without change are in the best interests of the Fund and its shareholders.

Semi-annual Report | June 30, 2008 | 15

MADOX | Madison Institutional Equity Option Fund

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16 | Semi-annual Report | June 30, 2008

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File # 811-03615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 15, 2008

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 15, 2008